Exhibit 10.2

MASTER REORGANIZATION AGREEMENT

This Master Reorganization Agreement (this “Agreement”), dated as of [•], 2021 (the “Effective Date”), is entered into by and among Desert Peak LLC, a Delaware limited liability company (“Desert Peak LLC”), Desert Peak Minerals Inc., a Delaware corporation (“Desert Peak Minerals”), and DPM HoldCo, LLC, a Delaware limited liability company (“DPM HoldCo. Desert Peak LLC, Desert Peak Minerals, and DPM HoldCo are each individually referred to herein as a “Party” and collectively, the “Parties.”

RECITALS

WHEREAS, in connection with the Offering (as defined herein) pursuant to, and as more fully described in, a registration statement filed with the U.S. Securities and Exchange Commission, Registration No. 333-[•] (the “Registration Statement”), the Parties shall enter into certain restructuring transactions (the “Reorganization”) as more particularly described herein; and

WHEREAS, in connection with the Offering and the Reorganization, the Parties desire to, among other things, (i) establish the economic terms of the Reorganization and (ii) enter into certain agreements to effectuate the foregoing.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows and further agree that the actions set forth in Article I and Article II shall be deemed to have been taken and become effective in the order set forth therein.

ARTICLE I

RESTRUCTURING TRANSACTIONS

Section 1.1. Underwriting Agreement. Upon final approval of the Board of Directors of Desert Peak Minerals, or an authorized committee thereof (the “Board”), of the terms of an Offering, Desert Peak Minerals shall enter into a firm commitment underwriting agreement (the “Underwriting Agreement”) with the representatives of the underwriters named in the Registration Statement (the “Underwriters”), pursuant to which Desert Peak Minerals shall agree to issue and sell shares of its Class A Common Stock, par value $0.01 per share (the “Class A Common Stock”), to the Underwriters at a price per share equal to a price to be offered to the public less the per-share underwriting discount and commissions to be set forth in the Underwriting Agreement. The Parties acknowledge that it is currently contemplated that Desert Peak Minerals will offer and sell [•] shares of its Class A Common Stock, including [•] shares pursuant to the Underwriters’ option to purchase additional shares in the offering (the “Underwriters’ Option”), at a price to the public of $[•] per share. The offering and sale of Class A Common Stock pursuant to the Underwriting Agreement shall be referred to herein as the “Offering.”

Section 1.2. Amended and Restated Certificate of Incorporation and Bylaws of Desert Peak Minerals. Prior to the consummation of the first sale by Desert Peak Minerals to the Underwriters of Class A Common Stock pursuant to the Offering (the “Initial Offering Closing”), Desert Peak Minerals shall (i) file with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation of Desert Peak Minerals (the “Certificate of Incorporation”) in the form attached hereto as Exhibit A and (ii) adopt Amended and Restated Bylaws of Desert Peak Minerals (the “Bylaws”) in the form attached hereto as Exhibit B.

Section 1.3. Amended and Restated LLC Agreement of Desert Peak LLC. Prior to the transactions described in Section 1.5, the limited liability company agreement of Desert Peak LLC will be amended and restated in the form attached hereto as Exhibit C to provide for, among other items, (i) a recapitalization of the membership interests in Desert Peak LLC into a single class of [•] common units in Desert Peak LLC (“Desert Peak LLC Units”), (ii) Desert Peak Minerals as its sole managing member, and (iii) the Desert Peak LLC Units held by its members, other than Desert Peak Minerals and its subsidiaries, to be redeemable for Class A Common Stock or an equivalent amount of cash, upon the terms set forth therein.

Section 1.4. Merger of DPM HoldCo and Desert Peak LLC. Prior to the transactions described in Section 1.5, pursuant to, and in accordance with the terms and conditions of, the Agreement and Plan of Merger, substantially in the form attached hereto as Exhibit D, and the Certificate of Merger attached thereto as Exhibit A, which will be filed with the Delaware Secretary of State and become effective on the Initial Offering Closing, DPM HoldCo will merge with and into Desert Peak LLC, with Desert Peak LLC surviving the merger.

Section 1.5. Offering; Use of Offering Proceeds and Post-Closing Steps. At the Initial Offering Closing and immediately thereafter the following steps will occur in the following order:

(a) Desert Peak Minerals will issue shares of its Class A Common Stock to the Underwriters in the manner and for the consideration set forth in the Underwriting Agreement.

(b) Desert Peak Minerals will distribute to KMF a portion of the net proceeds received in the Offering equal to the amount of capital actually contributed by KMF at Desert Peak Minerals’ formation and KMF’s interest in Desert Peak Minerals will be cancelled.

(c) Desert Peak Minerals will contribute the remaining net proceeds received by it in the Offering and an aggregate [•] shares of Class B Common Stock, par value $0.001 per share (the “Class B Common Stock”), to Desert Peak LLC. If the underwriters exercise the Underwriters’ Option, in whole or in part (whether at the Initial Offering Closing or thereafter), the amount of the net proceeds received pursuant to the exercise of the Option will also be contributed to Desert Peak LLC as described in the previous sentence.

(d) In exchange for the contributions described in Section 1.5(c), Desert Peak LLC will issue to Desert Peak Minerals an aggregate number of Desert Peak LLC Units equal to the number of shares of Class A Common Stock issued to the public pursuant to the Offering. If the underwriters exercise the Underwriters’ Option, an additional amount of Desert Peak LLC Units equal to the number of shares of Class A Common Stock issued pursuant to the Underwriters’ Option will be issued to Desert Peak Minerals.

(e) Desert Peak LLC will distribute shares of Class B Common Stock received from Desert Peak Minerals pursuant to the transactions described in Section 1.5(c) to each member of Desert Peak LLC so that each such member of Desert Peak LLC shall receive a number of shares of Class B Common Stock equal to the number of Desert Peak LLC Units held by such member.

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(f) Desert Peak LLC will further contribute $[•] of the net proceeds of the Offering received in Section 1.5(c) to KMF Land, LLC in order for KMF Land, LLC to repay the outstanding borrowings under its credit facility and fund future acquisitions.

ARTICLE II

ADDITIONAL TRANSACTION AGREEMENTS

Section 2.1. Registration Rights Agreement. Prior to the Initial Offering Closing, Desert Peak Minerals and the other parties listed on the signature pages therein shall enter into the Registration Rights Agreement in the form attached hereto as Exhibit E.

Section 2.2. Director Designation Agreement. Prior to the Initial Offering Closing, Desert Peak Minerals, and the stockholders listed in the signature pages therein shall enter into the Director Designation Agreement in the form attached hereto as Exhibit F.

Section 2.3. Long-Term Incentive Plan. Prior to the Initial Offering Closing, Desert Peak Minerals will adopt the Long-Term Incentive Plan, providing for the issuance of up to [•] shares of Class A Common Stock as further described in the Registration Statement, which has been previously approved by the Board.

ARTICLE III

MISCELLANEOUS

Section 3.1. Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including, without limitation, all Schedules and Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, Schedules and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement and the Schedules and Exhibits attached hereto, and all such Schedules and Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation,” “but not limited to,” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

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Section 3.2. Consent and Amendment. To the extent required under applicable law or the governing documents of any of the Parties, the Parties acknowledge that this Agreement constitutes the written consent of the relevant Parties to each of the agreements and transactions described herein, including by each of the Parties in its capacity as a member or manager of any other Party.

Section 3.3. Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the interests referenced herein.

Section 3.4. Further Assurances. From time to time after the Effective Date, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional assignments, conveyances, instruments, notices and other documents, and to do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed, redeemed and assigned by this Agreement or intended to be so and (c) more fully and effectively to carry out the purposes and intent of this Agreement

Section 3.5. Successors and Assigns; No Third Party Rights. The Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. This Agreement is not intended to, and does not, create rights in any other person, and no person is or is intended to be a third-party beneficiary of any of the provisions of this Agreement.

Section 3.6. Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

Section 3.7. Waivers and Amendments. Any waiver of any term or condition of this Agreement, or any amendment or supplement to this Agreement, shall be effective only if in writing and signed by the Parties. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive a Party’s rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Agreement.

Section 3.8. Entire Agreement. This Agreement (together with each of the Exhibits attached hereto) constitutes the entire agreement among the Parties pertaining to the transactions contemplated hereby and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining thereto.

Section 3.9. Governing Law. THIS AGREEMENT AND THE PERFORMANCE OF THE TRANSACTIONS BY THE PARTIES SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES.

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Section 3.10. Jurisdiction and Venue. THE PARTIES HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE DELAWARE CHANCERY COURTS LOCATED IN WILMINGTON, DELAWARE, OR, IF SUCH COURT SHALL NOT HAVE JURISDICTION, ANY FEDERAL COURT OF THE UNITED STATES OR OTHER DELAWARE STATE COURT LOCATED IN WILMINGTON, DELAWARE, AND APPROPRIATE APPELLATE COURTS THEREFROM, OVER ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OTHER AGREEMENT), AND EACH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH DISPUTE MAY BE HEARD AND DETERMINED IN SUCH COURTS. THE PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY BROUGHT IN SUCH COURTS OR ANY DEFENSE OF INCONVENIENT FORUM FOR THE MAINTENANCE OF SUCH DISPUTE. EACH OF THE PARTIES AGREES THAT A JUDGMENT IN ANY SUCH DISPUTE MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THIS CONSENT TO JURISDICTION IS BEING GIVEN SOLELY FOR PURPOSES OF THIS AGREEMENT AND IS NOT INTENDED TO, AND SHALL NOT, CONFER CONSENT TO JURISDICTION WITH RESPECT TO ANY OTHER DISPUTE IN WHICH A PARTY MAY BECOME INVOLVED.

Section 3.11. Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY LAW, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT.

Section 3.12. Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile or other electronic means) with the same effect as if all Parties had signed the same document.

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IN WITNESS WHEREOF, this Agreement has been duly executed by each of the Parties as of the date first written above.

DESERT PEAK MINERALS INC.

By:
Name:
Title:

DESERT PEAK LLC

By:
Name:
Title:

DPM HOLDCO, LLC

By:
Name:
Title:

Exhibit A

Form of Amended and Restated Certificate of Incorporation of Desert Peak Minerals Inc.

See attached.

EXHIBIT B

Form of Amended and Restated Bylaws of Desert Peak Minerals Inc.

See attached.

EXHIBIT C

Form of Amended and Restated Limited Liability Company Agreement of Desert Peak LLC

See attached.

EXHIBIT D

Form of Agreement and Plan of Merger

See attached.

EXHIBIT E

Form of Registration Rights Agreement

See attached.

EXHIBIT F

Form of Director Designation Agreement

See attached.